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[LOGO OMITTED]                                                     PRESS RELEASE




     NEOWARE AND THINTUNE JOIN FORCES TO PURSUE EUROPEAN THIN CLIENT MARKET

  Neoware Acquires Leading European Thin Client Player to Enhance Product Line,
                     Local Support and European Development


         KING OF PRUSSIA, PA AND MUNICH, GERMANY. MARCH 7, 2005 - Neoware Systems (Nasdaq:NWRE) today announced that Neoware has acquired the Thintune thin client business from privately-held eSeSIX Computer, based near Munich, Germany, and its development and engineering affiliate based in Vienna, Austria. Starting today, all Thintune thin client products are available in full volume production from Neoware through the existing Thintune distributors and reseller channel.

         Founded in 1989, eSeSIX, which is the developer, manufacturer and distributor of Thintune thin client products, has grown to be one of the leading thin client providers in Central Europe, and one of the leading Linux thin client providers worldwide, according to recent industry analyst reports. Neoware has purchased the Thintune thin client business for approximately nine million dollars in cash, plus a potential earn-out based upon performance.

         Acquiring the Thintune business further enhances Neoware's position as a global leader in thin clients while significantly strengthening its customer service and development capabilities in Europe. In connection with the acquisition, Neoware has hired the Thintune sales, marketing and development employees, adding to its European team and its ability to support customers in Europe. Joerg Hesske, formerly Director of Thin Client Solutions for eSeSIX, has joined Neoware in connection with the acquisition, and will lead Neoware's team in Central Europe. Acquiring the Thintune business adds significantly to Neoware's global development resources and further builds on the European Linux software development expertise acquired through the previously announced acquisition of Mangrove Systems, based in France.

         Selling the Thintune thin client business to Neoware provides eSeSIX with investment capital for new technology developments and enables eSeSIX to focus on and build its existing third party distribution business. In addition, eSeSIX will become an important distributor of Neoware's products throughout Central Europe.
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         "The Thintune business has a very strong product offering, excellent software technology, and a reputation for exceptional customer support," stated Michael Kantrowitz, Chairman and CEO of Neoware. "Joining our two businesses will provide our customers with enhanced resources dedicated to the European thin client market and their needs. By combining the strengths of Neoware and Thintune, our joint customers can expect an even higher level of service from an organization that is committed to leadership in the thin client business."

         "eSeSIX is dedicated to providing innovative solutions and exceptional support to its customers," said Engelbert Tretter, Managing Director of eSeSIX Computer. "As a result of combining our Thintune business with Neoware, we are now in a better position to continue to deliver innovative thin client technology as a Neoware distributor, while investing even more in our customers' success."

         ABOUT NEOWARE
                  Recently ranked America's eighth fastest-growing company by Fortune Magazine, Neoware is a leading provider of software, services, and thin client appliances that make computing more open, secure, reliable, affordable and manageable. By leveraging open technologies and eliminating the obsolescence built into standard PC architectures, Neoware enables enterprises to leverage server-based computing to provide increased flexibility and choice, as well as lower up-front and total costs.

                  Neoware's software products enable enterprises to gain control of their desktops, and to integrate mainframe, midrange, UNIX and Linux applications with Windows(R) and the web. Neoware's thin client appliances and software enable enterprises to run applications on servers, and display them across wired or wireless networks on secure, managed, reliable appliances that cost as little as one-fourth the price of today's typical business PC.

                  Neoware's products are available worldwide from IBM, as well as from select, knowledgeable resellers. More information about Neoware can be found on the Web at http://www.neoware.com or via email at info@neoware.com. Neoware is based in King of Prussia, PA.

         ABOUT ESESIX
         eSeSIX Computer GmbH is a distributor of high quality, innovative network solutions for companies and is the manufacturer of Thintune thin client systems. The German company was founded in 1992 and currently employs 45 staff. Engelbert Tretter serves as Managing Director. For more information, please visit http://www.esesix.com.
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         ABOUT THINTUNE
         Thintune thin client systems benefit from eSeSIX's experience distributing server-based computing products. Thintune thin client systems are available in sizes ranging from S to L, and also come in custom industry versions for every server-based computing environment. The Thintune operating system is available in Linux, Windows CE and XP embedded versions. All systems can be managed centrally via the Internet. Thintune thin client systems are sold worldwide through distributors, systems houses and well-known OEMs.


         Neoware and Thintune are registered trademarks of Neoware Systems, Inc. All other names products and services are trademarks or registered trademarks of their respective holders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: our expectation that the Thintune acquisition will enhance our position as a market leader and strengthen our customer service and development capabilities in Europe; our hiring of the former Thintune employees; the enhancement of our global development resources and our European Linux software development resources; and our future relationship with eSeSIX;. These forward-looking statements involve risks and uncertainties. Factors that could cause actual results to differ materially from those predicted in any such forward-looking statement include: our ability to successfully integrate the Thintune thin client business, including the retention of existing Thintune customers; our timely development and customers' acceptance of our products, including the former Thintune products; the termination of our relationship with eSeSIX Computer as our distributor and manufacturing support services provider; our ability to continue to lower our costs; pricing pressures; rapid technological changes in the industry; growth of the thin client computing segment of the PC market; growth of the host access software market; increased competition; our ability to attract and retain qualified personnel, including our ability to retain the former Thintune employees; our ability to identify and successfully consummate and integrate future acquisitions; adverse changes in customer order patterns; adverse changes in general economic conditions in the U.S. and internationally, risks associated with foreign operations and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its report on Form 10-K for its fiscal year ended June 30, 2004 and Forms 10-Q for the quarters ended September 30, 2004 and December 31, 2004.


                                      # # #


FOR:                                    FOR:
Neoware Systems, Inc.                   eSeSIX Computer GmbH
400 Feheley Drive                       Reisgang, Sperl-Ring 2
King of Prussia, PA 19406               85276 Pfaffenhofen a.d.Ilm
USA                                     Germany

CONTACT:                                CONTACT:
Keith Schneck                           Engelbert Tretter
Chief Financial Officer                 Managing Director
(610) 277-8300, ext. 1072               +49 84412790
keith.schneck@neoware.com               etretter@esesix.com